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                            CONQUEST INDUSTRIES INC.
                           6400 West Gross Point Road
                             Niles, Illinois 60714



                                                                November 3, 1995

                              AMENDED AND RESTATED
                               TRANSMITTAL LETTER

Dear Investor:

         You are one of the investors who purchased securities of Conquest Industries Inc. (the "Company"), in connection with a private placement consummated in November 1994 (the "Private Placement"), in which Rickel & Associates, Inc. ("Rickel") acted as Placement Agent. You should have received from the Company a Transmittal Letter, dated October 16, 1995, which offered you the right to exchange your existing 10% convertible promissory notes of the Company for 11% non-convertible promissory notes of the Company, certain cash consideration and warrants to purchase shares of the Company's common stock (the "Initial Offer"). Due to certain requirements under the Securities Act of 1933, as amended (the "Securities Act"), the Company is hereby withdrawing the Initial Offer, and is replacing the Initial offer with a new exchange offer pursuant to the terms of this Amended and Restated transmittal letter (the "Exchange Offer").

THE PRIVATE PLACEMENT

         Under the terms of the Private Placement, investors received, for each $25,000 invested, units of securities (the "Units"), each Unit consisting of:

                 (a) a $25,000 principal amount of 10% convertible promissory note of the Company due October 1, 1996 (the "Old Notes"); and

                 (b) upon conversion of the Old Notes into shares of Company Common Stock, the right to receive redeemable common stock purchase warrants (the "Conversion Warrants") entitling the holder to purchase 500 shares of the Company's common stock (the "Common Stock"), at an exercise price of $11.75 per share through June 20, 1999 (the number of shares issuable upon exercise of the Conversion Warrants and the exercise price per Conversion Warrant have been adjusted to reflect a one-for-ten reverse split of the Common Stock which occurred in November 1994.)

         An aggregate of $2,737,500 of Old Notes, representing 109.5 Units were sold in the Private Placement.
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         The Old Notes are currently convertible into shares of Company Common
Stock (the "Conversion Shares") at a conversion price per share equal to 80% of the closing bid price of the Company's publicly traded Common Stock on each date a holder of Old Notes advises the Company of his or its intention to convert all or any portion of their Old Notes. At October 30, 1995, the closing bid price of the Company's Common Stock, as traded on The Nasdaq SmallCap Market ("Nasdaq") was $1.0625 per share. Accordingly, if any of the Old Notes had been converted on such date, the conversion price would have been $0.85 per share, and if all $2,737,500 of Old Notes had been converted on October 30, 1995, an aggregate of 3,220,588 Conversion Shares would have been issued.

THE EXCHANGE OFFER

         In order to avoid the potential additional dilution resulting from periodic conversions of the Old Notes and the issuance of an undeterminable amount of Conversion Shares, the Company is offering to each investor holding Old Notes, an opportunity to exchange such Old Notes for an identical principal amount of the Company's 12% non-convertible notes due October 1, 1996 (the "New Notes").

         As an inducement to each holder of Old Notes to exchange such Old Notes for New Notes, the Company is offering to each electing to participate in the Exchange Offer an amount in cash equal to $0.20 for each $1.00 principal amount of Old Notes exchanged for $1.00 principal amount of New Notes (the "Cash Payment").

         Under the terms of the Exchange Offer, for each $25,000 principal amount of Old Notes exchanged for New Notes, the investor would receive $5,000 in Cash Payments.

         Assuming all $2,737,500 of Old Notes are exchanged for $2,737,500 of New Notes, the investors would receive an aggregate of $547,500 of Cash Payments.

         As you may know, the Company has filed a Registration Statement (the "registration Statement") with the Securities and Exchange Commission (the "Commission"), pursuant to which the Company is: (i) registering for sale an aggregate of 1,750,000 shares of its Common Stock for the account of the Company; and (ii) registering for resale an aggregate of approximately 9,129,562 additional shares of Common Stock for the account of certain securityholders, including therein an estimated 2,281,250 Conversion Shares potentially issuable to holders of the Old Notes (assuming a conversion price of $1.20 per share). HOWEVER, SUCH REGISTRATION STATEMENT ALSO INCLUDES AN INDETERMINATE NUMBER OF CONVERSION SHARES (IN ADDITION TO THE 2,281,250 SHARES REFLECTED IN THE REGISTRATION STATEMENT) WHICH ARE POTENTIALLY ISSUABLE DEPENDING ON THE CLOSING BID PRICE OF THE COMPANY'S COMMON STOCK ON THE DATE A HOLDER OF OLD NOTES ELECTS TO SO CONVERT. ACCORDINGLY, SUBJECT TO THE PROSPECTUS DELIVERY REQUIREMENT DISCLOSED IN THE REGISTRATION STATEMENT, ALL CONVERSION SHARES WILL BE REGISTERED FOR RESALE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, IRRESPECTIVE OF THE APPLICABLE CONVERSION PRICE OR THE NUMBER OF CONVERSION SHARES ISSUED TO ANY ONE OR MORE HOLDERS OF OLD NOTES.





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         To the extent that Old Notes are exchanged for New Notes, an applicable number of Conversion Shares will be de-registered, as they will no longer be potentially issuable.

         A copy of the Preliminary Prospectus of the Company included in Amendment No. 3 to the Company's Registration Statement is enclosed with a copy of this letter.

SUCH PRELIMINARY PROSPECTUS IS BEING FURNISHED FOR INFORMATIONAL PURPOSES ONLY AND THE NEW NOTES OFFERED HEREBY ARE NOT BEING OFFERED PURSUANT TO THE PRELIMINARY PROSPECTUS OR ANY REGISTRATION STATEMENT REVIEWED OR DECLARED EFFECTIVE BY THE SECURITIES AND EXCHANGE COMMISSION, AND NEITHER THE OLD NOTES OR THE NEW NOTES ARE BEING REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

         EACH INVESTOR SHOULD TO REVIEW CAREFULLY THE ENCLOSED PRELIMINARY PROSPECTUS WHICH SETS FORTH A NUMBER OF SIGNIFICANT RISKS CONCERNING THE COMPANY, INCLUDING, WITHOUT LIMITATION, RECENT SIGNIFICANT LOSSES FROM OPERATIONS, SUBSTANTIAL CASH FLOW AND LIQUIDITY PROBLEMS, AND SUBSTANTIAL SECURED INDEBTEDNESS WHICH IS SENIOR TO THE INDEBTEDNESS EVIDENCED BY THE OLD NOTES AND TO BE EVIDENCED BY THE NEW NOTES.

         The Cash Payments to be made to holders of Old Notes electing to exchange such Old Notes for New Notes will be payable in full on or before December 31, 1995.

         In addition to the Cash Payments to be made to holders of Old Notes electing to participate in the contemplated exchange, the Company will pay to Rickel & Associates, Inc. ("Rickel"), who is acting as agent for the Company in obtaining exchanges of Old Notes for New Notes, a fee equal to $2,500 for each $25,000 principal amount of Old Notes exchanged for New Notes. Accordingly, if all Old Notes are exchanged for New Notes, Rickel shall be entitled to receive a maximum fee equal to $273,750. Such fee shall be payable to Rickel at the same time and in the same manner as the Cash Payments are made to investors participating in the exchange.

         NONE OF THE NEW NOTES ISSUED TO HOLDERS OF OLD NOTES ELECTING TO PARTICIPATE IN THE EXCHANGE WILL BE REGISTERED UNDER THE SECURITIES ACT, AND ALL OF SUCH NEW NOTES WILL BE "RESTRICTED SECURITIES" (AS THAT TERM IS DEFINED IN THE RULES AND REGULATIONS PROMULGATED UNDER THE SECURITIES ACT).

         Accordingly, each holder of Old Notes who elects to exchange such Old Notes for New Notes will, pursuant to the "Election to Exchange" form annexed to this letter, represent to the Company that the New Notes will have been acquired for investment purposes only and not with a view to the distribution or resale thereof.





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         THE EXCHANGE OFFER CONTEMPLATED HEREBY WILL EXPIRE AT 5:00 P.M. (NEW
         YORK TIME) ON DECEMBER 31, 1995.

PROCEDURE FOR EXCHANGING OLD NOTES FOR NEW NOTES

         AS INDICATED IN THE ATTACHED FORM ENTITLED "ELECTION TO EXCHANGE", THE COMPANY IS REQUESTING THAT EACH HOLDER OF OLD NOTES PROVIDE RICKEL WITH AN INDICATION OF WHETHER YOU INTEND TO EXCHANGE YOUR OLD NOTES FOR NEW NOTES PURSUANT TO THE TERMS OUTLINE ABOVE AND IN THE ENCLOSED PRELIMINARY PROSPECTUS.

         YOU ARE NOT REQUIRED TO EXECUTE THE ENCLOSED ELECTION TO EXCHANGE AND MAY ELECT NOT TO PARTICIPATE IN THE EXCHANGE OF THE OLD NOTES FOR NEW NOTES AND CASH PAYMENTS DESCRIBED HEREIN.

         If you do not elect to participate in the exchange of Old Notes for New Notes contemplated hereby, you will retain your Old Notes and all rights and privileges associated with your investment in the Company will continue to be governed by the original terms outline in the Private Placement Memorandum. However, you will NOT be entitled to receive any Cash Payments, and any such Warrants you may be entitled to receive upon conversion of all or any portion of your Old Notes will be at the original $11.75 per share exercise price.

                 A REGISTRATION STATEMENT RELATING TO THE CONVERSION SHARES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BUT HAS NOT YET BECOME EFFECTIVE. SUCH SECURITIES DESCRIBED HEREIN MAY NOT BE SOLD, NOR MAY OFFERS TO BUY THESE SECURITIES BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS LETTER SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY, NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION, OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF SUCH STATE.

         If you have any further questions concerning the proposed Exchange Offer, please contact your Rickel representative.





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         We hope, after reviewing this letter and enclosed Preliminary
Prospectus, you elect to participate in the Company's Exchange Offer. Whether or not you elect to so participate, the Company appreciates your continued support of the Company, and will make every effort to reward your faith.

                            Very truly yours,

                            CONQUEST INDUSTRIES INC.


                            By:
                               ----------------------------
                                  Jerry Karlik, Chief
                                   Financial Officer





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                              ELECTION TO EXCHANGE


Rickel & Associates, Inc.
875 Third Avenue
New York, New York 10022
Attn: Elliot Smith, Executive Vice President

Gentlemen:

         The undersigned acknowledges receipt of the Amended and Restated Transmittal Letter of Conquest Industries Inc. (the "Company"), dated November 3, 1995. Unless otherwise defined, all capitalized terms used herein shall have the same meaning as are set forth in such Transmittal Letter.

         Subject at all times to compliance by the Company with its covenants and agreements set forth in the Transmittal Letter, including the timely payment to me of appropriate amount of Cash Payments, I hereby agree as follows:

1. Election to Exchange. The undersigned, as the record owner of $________ principal amount of Old Notes, hereby agrees to exchange all of the above-referenced Old Notes for a like principal amount of New Notes.

2. Additional Consideration. In addition to its delivery of New Notes, the Company will deliver to me, in the manner set forth in the Amended and Restated Transmittal Letter, Cash Payments equal to $0.20 for each $1.00 principal amount of Old Notes exchanged.

         Based upon the foregoing, the undersigned shall receive from the Company, for each $25,000 principal amount of Old Notes exchanged:

                 (a) $25,000 principal amount of New Notes; and

                 (b) Cash Payments aggregating $5,000, payable on or before December 31, 1995.

3. Failure to Perform. In the event that, for any reason, the Company fails or refuses to deliver the New Notes and other consideration outlined in
Section 2 above, this Election to Exchange shall be deem null and void, ab initio, and shall be deemed of no further force or effect. In such event, all rights and benefits which the undersigned possesses under the Old Notes and pursuant to the terms of the Private Placement shall remain in full force and effect.

4. Representations of the Undersigned. The undersigned acknowledges that the New Notes being acquired in exchange for the Old Notes will not be registered under the Securities Act, or the securities laws of any state; that absent an exemption from registration contained in those laws, the New Notes would require registration, and that the Company's reliance upon such





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exemption is based upon the undersigned's representations, warranties, and agreements contained herein.

         The undersigned further represents, warrants, and agrees as follows:

                 (a) The undersigned has carefully read the Company's Preliminary Prospectus delivered by the Company prior to execution and delivery of this Amended and Restated Transmittal Letter, signifying participation in the Exchange Offer. The undersigned has been given the opportunity to ask questions of, and receive answers from, the Company concerning the business, financial conditions and prospects of the Company and terms and conditions of the Exchange Offer, and to obtain such additional information, to the extent the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of same as the undersigned reasonably desires in order to evaluate the risks of a exchanging the Old Notes for New Notes pursuant to the Exchange Offer. The undersigned understands the content of the Preliminary Prospectus and the Amended and Restated Transmittal Letter, and the undersigned has had the opportunity to discuss any questions regarding the same with his counsel or other advisor. Notwithstanding the foregoing, the only information upon which the undersigned has relied is that set forth in the Preliminary Prospectus and the Amended and Restated Transmittal Letter. The undersigned has received no representations or warranties from the Company, its employees or agents in making his or her investment decision other than as set forth in the Preliminary Prospectus and Amended and Restated Transmittal Letter.

                 (b) The undersigned is aware that the acquisition of the New Notes is a speculative investment involving a high degree of risk, that there is no guarantee that the undersigned will receive repayment of such New Notes, when due, or otherwise realize any gain from this investment, and that the undersigned could lose the total amount of this investment. The undersigned has specifically reviewed the section in the Preliminary Prospectus entitled "Risk Factors."

                 (c) The undersigned understands that no federal or state agency has made any finding or determination regarding the fairness of this offering of the New Notes, or any recommendation or endorsement of this offering of the New Notes.

                 (d) The undersigned is acquiring the New Notes for the undersigned's own account, with the intention of holding the New Notes with no present intention of dividing or allowing others to participate in this investment or of reselling or otherwise participating, directly or indirectly, in a distribution of the New Notes, and shall not make any sale, transfer, or pledge thereof without registration under the Securities Act and any applicable securities laws of any state or unless an exemption from registration is available under those laws.

                 (e) The undersigned represents that he or she has adequate means of providing for his or her current needs and personal and family contingencies and the absence of liquidity in this investment in the New Notes is acknowledged and represents an acceptable risk to the





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undersigned.  The undersigned has no reason to anticipate any material change in his or her personal financial condition for the foreseeable future.

                 (f) The undersigned is financially able to bear the economic risk of this investment, including the ability to hold the New Notes indefinitely, or to afford a complete loss of his investment in the New Notes.

                 (g) The undersigned understands that the statutory basis on which the New Notes are being sold to the undersigned and others would not be available if the undersigned's present intention were to hold the New Notes for a fixed period or until the occurrence of a certain event. The undersigned realizes that in the view of the Commission, a purchase now with a present intent to resell by reason of a foreseeable specific contingency or any anticipated change in the market value, or in the condition of the Company, or that of the industry in which the business of the Company is engaged or in connection with a contemplated liquidation, or settlement of any loan obtained by the undersigned for the acquisition of the New Notes (if applicable), and (if applicable) for which such New Notes may be pledged as security or as donations to religious or charitable institutions for the purpose of securing a deduction on an income tax return, would, in fact, represent a purchase with an intent inconsistent with the undersigned's representations to the Company, and the Commission would then regard such sale as a sale for which the exemption from registration is not available. The undersigned will not pledge, transfer or assign this Amended and Restated Transmittal Letter.

                 (h) The undersigned represents that the consideration provided for this investment is either separate property of the undersigned, community property over which the undersigned has the right of control, or are otherwise funds as to which the undersigned has the sole right of management. The undersigned is purchasing the New Notes with the undersigned's consideration and not with the funds of any other person, firm, or entity and is acquiring the New Notes for the undersigned's account. No person other than the undersigned has any beneficial interest in the New Notes being purchased hereunder.

                 (i) The address shown above in this Election to Exchange is the undersigned's principal residence.

                 (j) The undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the New Notes.

                 (k) The undersigned acknowledges that the New Notes which the undersigned will receive will contain a legend substantially as follows:

                 THE SECURITIES WHICH ARE REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN





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                 ACQUIRED FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO
                 DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, TRANSFERRED, MADE SUBJECT TO A SECURITY INTEREST, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS AND UNTIL REGISTERED UNDER THE ACT OR ANY STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL FOR THE COMPANY IS RECEIVED THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR STATE LAWS.

The undersigned further acknowledges that a stop transfer order will be placed upon the New Notes in accordance with the Securities Act. The undersigned further acknowledges that the Company is under no obligation to aid the undersigned in obtaining any exemption from registration requirements.

                 (l) The undersigned expressly acknowledges and agrees that the Company is relying upon the undersigned's representations contained in herein.



Dated:             , 1995
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                                                                    Print Full Name of Investor


                                                   ----------------------------------------------------
                                                                    Signature of Investor

Principal Amount of 10% Notes due October 1, 1996
Owned of record by the above Investor:     $_____________


Name of Investor:
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Address:
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Number of Units Owned:
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